UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21076

PIMCO Municipal Income Fund II

(Exact name of registrant as specified in charter)

1633 Broadway

New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway

New York, New York 10019

(Name and address of agent for service)

212-739-3371

Registrant’s telephone number, including area code:

Date of fiscal year end: May 31, 2012

Date of reporting period: May 31, 2012

Item 1. REPORT TO SHAREHOLDERS

Annual Report

May 31, 2012

PIMCO Municipal Income Fund II

PIMCO California Municipal Income Fund II

PIMCO New York Municipal Income Fund II

5.31.12	PIMCO Municipal Income Funds II Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Shareholder:

Municipal bonds recorded solid gains during the fiscal twelve-month reporting period ended May 31, 2012. These gains occurred despite significant market volatility, political uncertainty, and an increased supply of municipal securities brought to market. During the reporting period, the strengthening U.S. economy encouraged investors to shift out of cash and move into municipal bonds.

For the fiscal twelve-month period ended May 31, 2012:

•	PIMCO Municipal Income Fund II rose 26.37% on net asset value (“NAV”) and 28.70% on market price.

•	PIMCO California Municipal Income Fund II rose 28.85% on NAV and 19.59% on market price.

•	PIMCO New York Municipal Income Fund II rose 21.30% on NAV and 20.97% on market price.

The Fiscal Twelve-Month Period in Review

The fiscal twelve-month reporting period began with gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanding at an annual rate of 1.3%. GDP growth accelerated to an annual rate of 1.8% between July and September 2011, and to a 3.0% rate between October and December 2011. This momentum reversed during the first quarter of 2012, as GDP growth declined to a 1.9% annual rate.

Throughout the twelve-month fiscal reporting period, the Federal Reserve (the “Fed”) kept its closely watched Fed Funds rate in the 0.0% to 0.25% range, where it has remained since December 2008. This held short-term U.S. Treasury yields and municipal bond yields (which tend to track Treasuries) quite low. Fed Chairman Ben Bernanke revealed that the Fed would maintain short-term interest rates in this range through late 2014. He also indicated that the Fed has not ruled out further attempts to stimulate the economy.

After bouncing up and down for much of the fiscal twelve-month reporting period, Treasury yields moved dramatically lower as the reporting period drew to a close. The benchmark 10-year U.S. Treasury bond, which began the fiscal period yielding 2.96%, fell to a record low 1.59% on the last day of the twelve-month period. The drop was likely a reflection of considerable market uncertainty and the extraordinary volatility that characterized much of the twelve-month period. This volatility was present both overseas, where Europe’s sovereign debt crisis seemed to wax and wane repeatedly, and in Washington, where a hyperpartisan political standoff over taxes and spending led to a downgrade of the U.S. government’s long-term credit rating by Standard & Poor’s.

2	PIMCO Municipal Income Funds II Annual Report	5.31.12

Levels of new municipal issuance were low as the twelve-month fiscal reporting period began; however, as interest rates declined, new issuance accelerated as suppliers moved to lock in low interest rates. At the end of May 2012, new issuance reached $33.38 billion, a 56% increase from May 2011, according to The Bond Buyer. Issuance was particularly strong in the education, utilities, and transportation sectors.

Outlook

As the fiscal twelve-month period ended, Europe’s sovereign debt crisis took a turn for the worse as austerity measures appeared to waver in several countries. The President of France, an austerity advocate, was voted out of office.

In the U.S., future levels of federal taxes and spending remain unclear. A series of tax cuts are scheduled to expire on December 31, 2012, and major spending reductions are planned to begin in January 2013. The prospect of higher taxes, reduced spending, or both, could have a negative impact on the economy during 2013. Consequently, there are many reasons for caution going forward.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

5.31.12	PIMCO Municipal Income Funds II Annual Report	3

PIMCO Municipal Income Funds II Fund Insights

May 31, 2012 (unaudited)

For the fiscal year ended May 31, 2012, PIMCO Municipal Income Fund II returned 26.37% on NAV and 28.70% on market price.

For the fiscal year ended May 31, 2012, PIMCO California Municipal Income Fund II returned 28.85% on NAV and 19.59% on market price.

For the fiscal year ended May 31, 2012, PIMCO New York Municipal Income Fund II returned 21.30% on NAV and 20.97% on market price.

The municipal bond market generated solid results during the twelve-month reporting period. The overall municipal market (as measured by the Barclays Municipal Bond Index-the “Index”) posted positive returns during 10 of the 12 months of the period. Modestly improving fundamentals, including rising state tax revenues, as well as relatively modest new municipal issuance drove performance. In addition, investor demand was generally strong as investors looked to generate incremental yield in the low interest rate environment. While the municipal market declined in both October 2011 and March 2012, these setbacks proved to be only modest and temporary. The Index returned 10.40% during the twelve-month reporting period.

Each of the Funds benefited from having a preference for revenue bonds versus general obligation bonds. This contributed to results as revenue bonds outperformed general obligation bonds during the reporting period.

All three Funds had overweight positions to the tobacco and industrial development sectors, which positively impacted performance as both sectors outperformed the benchmark. Municipal Income II and New York Municipal Income II were also rewarded from their overweighting to the strong performing healthcare sector; California Municipal Income II’s overweighting to the special tax sector enhanced results.

Lower duration relative to the benchmark detracted from all three Funds’ performance, as municipal yields declined during the twelve-month period. Municipal Income II and New York Municipal Income II were adversely impacted for having an overweight to the transportation sector, as the sector lagged the benchmark. Municipal Income II’s overweighting to the weak performing education sector also detracted from results. New York Municipal Income II’s overweight positioning to the electric utility sector was not rewarded as it underperformed the benchmark. California Municipal Income II’s overweighting to the housing and water/sewer sectors detracted from results as both sectors lagged the broader market.

All three Funds utilized payer interest rate swaps to manage duration which detracted from performance during the period due to the falling interest rate environment. All swaps were unwound by the end of October 2011.

4	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II Performance & Statistics

May 31, 2012 (unaudited)

Municipal II:
Total Return(1):	Market Price	NAV
1 Year	28.70%	26.37%
5 Year	3.12%	2.57%
Commencement of Operations (6/28/02) to 5/31/12	5.19%	5.14%

Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 5/31/12

Market Price/NAV:
Market Price	$12.54
NAV	$11.91
Premium to NAV	5.29%
Market Price Yield(2)	6.22%
Leverage Ratio(3)	36.57%

Moody’s Ratings

(as a % of total investments)

California Municipal II:
Total Return(1):	Market Price	NAV
1 Year	19.59%	28.85%
5 Year	–0.77%	–1.84%
Commencement of Operations (6/28/02) to 5/31/12	3.42%	2.63%

Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 5/31/12

Market Price/NAV:
Market Price	$10.15
NAV	$8.65
Premium to NAV	17.34%
Market Price Yield(2)	6.91%
Leverage Ratio(3)	42.85%

Moody’s Ratings

(as a % of total investments)

5.31.12	PIMCO Municipal Income Funds II Annual Report	5

PIMCO Municipal Income Funds II Performance & Statistics

May 31, 2012 (unaudited) (continued)

New York Municipal II:
Total Return(1):	Market Price	NAV
1 Year	20.97%	21.30%
5 Year	2.56%	2.05%
Commencement of Operations (6/28/02) to 5/31/12	4.79%	4.54%

Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 5/31/12

Market Price/NAV:
Market Price	$12.29
NAV	$11.37
Premium to NAV	8.09%
Market Price Yield(2)	6.47%
Leverage Ratio(3)	42.88%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for the Funds’ shares, or changes in Funds’ dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at May 31, 2012.

(3) Represents Floating Rate Notes Issued in tender option bond transactions and Preferred Shares that are outstanding (collectively “Leverage”), as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

6	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Fund II Schedule of Investments

May 31, 2012

Principal Amount (000s)		Value
MUNICIPAL BONDS & NOTES – 97.9%
	Alabama – 1.4%
$10,000	Birmingham-Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems, Inc., 5.00%, 11/15/30, Ser. A	$10,072,000
1,235	Montgomery BMC Special Care Facs. Financing Auth. Rev., 5.00%, 11/15/29, Ser. B (NPFGC)	1,235,309
2,000	State Docks Department Rev., 6.00%, 10/1/40	2,271,560
2,650	Tuscaloosa Public Educational Building Auth. Rev., Stillman College Project, 5.00%, 6/1/26, Ser. A	2,179,969

		15,758,838

	Arizona – 7.1%
	Health Facs. Auth. Rev., Banner Health,
3,500	5.00%, 1/1/35, Ser. A	3,701,845
2,860	5.50%, 1/1/38, Ser. D	3,118,487
29,700	Pima Cnty. Industrial Dev. Auth. Rev., 5.00%, 9/1/39	30,822,066
	Pinal Cnty. Electric Dist. No. 3 Rev.,
1,750	5.25%, 7/1/36	1,894,235
3,700	5.25%, 7/1/41	3,976,020
10,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 1/1/39, Ser. A (h)	11,027,900
22,400	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	22,855,392
1,500	Tucson Electric Power Co., 5.25%, 10/1/40, Ser. A	1,576,215

		78,972,160

	California – 13.9%
	Bay Area Toll Auth. Rev., San Francisco Bay Area,
6,000	5.00%, 10/1/29	6,736,740
1,430	5.00%, 4/1/34, Ser. F-1	1,578,463
1,565	Foothill-Eastern Transportation Corridor Agcy. Rev., 5.875%, 1/15/26 (IBC-NPFGC)	1,597,615
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
8,750	5.00%, 6/1/33	6,721,050
7,000	5.75%, 6/1/47	5,605,320
2,000	Hayward Unified School Dist., GO, 5.00%, 8/1/33	2,060,320
	Health Facs. Financing Auth. Rev.,
1,500	Scripps Health, 5.00%, 11/15/36, Ser. A	1,637,070
	Sutter Health,
6,300	5.00%, 11/15/42, Ser. A (IBC-NPFGC)	6,587,973
3,000	6.00%, 8/15/42, Ser. B	3,544,200
1,500	Indian Wells Redev. Agcy., Tax Allocation, Whitewater Project, 4.75%, 9/1/34, Ser. A (AMBAC)	1,430,535
2,000	Los Angeles Community College Dist., GO, 5.00%, 8/1/32, Ser. A (FGIC-NPFGC)	2,202,720
4,000	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/39, Ser. A-1 (AMBAC)	4,270,800
5,000	Los Angeles Unified School Dist., GO, 5.00%, 7/1/30, Ser. E (AMBAC)	5,379,650

5.31.12	PIMCO Municipal Income Funds II Annual Report	7

PIMCO Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
	California (continued)
$ 2,000	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	$2,168,200
1,750	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	2,175,862
3,145	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	3,598,540
650	Murrieta Valley Unified School Dist. Public Financing Auth., Special Tax, 4.75%, 9/1/36, Ser. A (AGC)	662,448
3,000	Newport Beach Rev., Hoag Memorial Hospital Presbyterian, 5.875%, 12/1/30	3,605,970
500	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	524,790
2,000	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/38, Ser. 2008-A (AGM)	2,147,700
3,300	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	3,616,998
2,000	Santa Clara Cnty. Financing Auth. Rev., El Camino Hospital, 5.75%, 2/1/41, Ser. A (AMBAC)	2,179,960
	State, GO,
2,925	5.00%, 11/1/32	3,167,746
1,590	5.00%, 6/1/37	1,684,112
5,200	5.125%, 8/1/36	5,640,076
2,500	5.25%, 3/1/38	2,683,850
5,945	5.25%, 11/1/40	6,551,093
5,750	5.50%, 3/1/40	6,461,217
9,500	6.00%, 4/1/38	11,111,865
	Statewide Communities Dev. Auth. Rev., California Baptist Univ.,
3,390	5.75%, 11/1/17, Ser. B (a)(d)	3,864,600
850	6.50%, 11/1/21	1,018,130
1,000	Cottage Health, 5.00%, 11/1/40	1,057,580
	Methodist Hospital Project (FHA),
5,500	6.625%, 8/1/29	6,920,320
19,500	6.75%, 2/1/38	23,922,795
5,690	Sutter Health, 6.00%, 8/15/42, Ser. A	6,713,233
4,725	Torrance Rev., Memorial Medical Center, 5.00%, 9/1/40, Ser. A	4,982,323

		155,811,864

	Colorado – 1.8%
5,800	Aurora Rev., Children’s Hospital Assoc., 5.00%, 12/1/40	6,213,714
1,000	Denver Health & Hospital Auth. Rev., 5.625%, 12/1/40	1,088,950
	Health Facs. Auth. Rev., Ser. A,
1,000	American Baptist Homes, 5.90%, 8/1/37	929,560
2,500	Catholic Health Initiatives, 5.00%, 2/1/41	2,702,150
500	Evangelical Lutheran, 6.125%, 6/1/38, (Pre-refunded @ $100, 6/1/14) (c)	556,755
6,045	Sisters of Charity of Leavenworth Health System, 5.00%, 1/1/40, Ser. A	6,489,489
1,430	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	1,807,091

		19,787,709

8	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
	Connecticut – 0.3%
$ 1,250	Harbor Point Infrastructure Improvement Dist., Tax Allocation, 7.875%, 4/1/39, Ser. A	$1,411,100
2,000	State Health & Educational Fac. Auth. Rev., Hartford Healthcare, 5.00%, 7/1/41, Ser. A	2,139,860

		3,550,960

	Florida – 3.7%
1,000	Brevard Cnty. Health Facs. Auth. Rev., Health First, Inc. Project, 7.00%, 4/1/39	1,225,680
600	Broward Cnty. Airport System Rev., 5.375%, 10/1/29, Ser. O	681,204
8,500	Broward Cnty. Water & Sewer Utility Rev., 5.25%, 10/1/34, Ser. A (h)	9,703,940
1,000	Clearwater Water & Sewer Rev., 5.25%, 12/1/39, Ser. A	1,124,220
340	Dev. Finance Corp. Rev., Renaissance Charter School, 6.50%, 6/15/21, Ser. A	378,774
3,000	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System, 5.625%, 11/15/37, Ser. B	3,337,650
7,135	Jacksonville Health Facs. Auth. Rev., Ascension Health, 5.25%, 11/15/32, Ser. A	7,313,161
3,000	Leesburg Hospital Rev., Leesburg Regional Medical Center Project, 5.50%, 7/1/32	3,001,590
500	Sarasota Cnty. Health Facs. Auth. Rev., 5.75%, 7/1/37	384,720
7,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (h)	8,707,459
5,000	Sumter Landing Community Dev. Dist. Rev., 4.75%, 10/1/35, Ser. A (NPFGC)	4,978,750

		40,837,148

	Georgia – 0.4%
1,500	Atlanta Airport Rev., 5.00%, 1/1/40, Ser. A	1,626,690
2,775	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	2,571,038

		4,197,728

	Illinois – 7.6%
10,000	Chicago, GO, 5.00%, 1/1/34, Ser. C (h)	10,776,200
	Chicago, Special Assessment, Lake Shore East,
2,849	6.625%, 12/1/22	2,981,194
6,019	6.75%, 12/1/32	6,293,948
1,250	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/38, Ser. A (AGC)	1,311,212
5,000	Cicero, GO, 5.25%, 12/1/31 (NPFGC)	5,078,200
	Finance Auth. Rev.,
2,500	Christian Homes, Inc., 5.75%, 5/15/31, Ser. A	2,578,950
250	Leafs Hockey Club Project, 6.00%, 3/1/37, Ser. A (b)(e)	83,090
700	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	840,875
2,000	Provena Health, 6.00%, 5/1/28, Ser. A	2,271,640
5,000	Univ. of Chicago, 5.50%, 7/1/37, Ser. B (h)	5,751,950
37,000	Sports Facs. Auth. Rev., 5.50%, 6/15/30 (AMBAC)	40,389,940
	Village of Hillside, Tax Allocation, Mannheim Redev. Project,
4,240	6.55%, 1/1/20	4,204,893
2,900	7.00%, 1/1/28	2,742,472

		85,304,564

5.31.12	PIMCO Municipal Income Funds II Annual Report	9

PIMCO Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
	Indiana – 0.5%
$ 1,500	Finance Auth. Rev., Duke Energy Indiana, Inc., 6.00%, 8/1/39, Ser. B	$1,696,950
	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc.,
990	5.80%, 9/1/47 (a)(d)	999,227
1,900	7.50%, 9/1/22	2,443,267

		5,139,444

	Iowa – 4.2%
	Finance Auth. Rev., Deerfield Retirement Community, Inc., Ser. A,
250	5.50%, 11/15/27	211,582
1,075	5.50%, 11/15/37	846,466
4,500	Edgewater LLC Project, 6.75%, 11/15/42	4,358,835
46,000	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	41,739,020

		47,155,903

	Kansas – 0.1%
500	Dev. Finance Auth. Rev., Adventist Health, 5.75%, 11/15/38	570,345
850	Manhattan Rev., Meadowlark Hills Retirement, 5.00%, 5/15/36, Ser. A	811,172

		1,381,517

	Kentucky – 0.3%
	Economic Dev. Finance Auth. Rev.,
2,500	Catholic Healthcare Partners, 5.25%, 10/1/30	2,527,100
1,000	Owensboro Medical Healthcare Systems, 6.375%, 6/1/40, Ser. A	1,158,820

		3,685,920

	Louisiana – 3.8%
	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev.,
450	Westlake Chemical Corp., 6.50%, 11/1/35, Ser. A-2	509,360
	Woman’s Hospital Foundation, Ser. A,
750	5.875%, 10/1/40	834,630
1,000	6.00%, 10/1/44	1,117,810
	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project,
3,300	5.50%, 5/15/47, Ser. B	3,415,170
2,000	6.50%, 5/15/37	2,288,640
33,395	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	34,202,157

		42,367,767

	Maryland – 0.9%
	Health & Higher Educational Facs. Auth. Rev.,
1,000	Adventist Healthcare, 5.75%, 1/1/25, Ser. A	1,022,350
1,400	Charlestown Community, 6.25%, 1/1/41	1,573,670
1,010	King Farm Presbyterian Community, 5.30%, 1/1/37, Ser. A	866,610
2,380	Medstar Health, 5.00%, 8/15/41	2,574,779
4,050	Washington Cnty. Hospital, 6.00%, 1/1/43	4,319,609

		10,357,018

10	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
	Massachusetts – 0.9%
	Dev. Finance Agcy. Rev.,
	Adventcare Project,
$ 4,610	6.75%, 10/15/37, Ser. A	$4,721,562
580	7.625%, 10/15/37	632,838
1,000	Foxborough Regional Charter School, 7.00%, 7/1/42, Ser. A	1,097,350
2,900	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	3,287,179

		9,738,929

	Michigan – 2.2%
1,000	Detroit, GO, 5.25%, 11/1/35	1,068,560
5,000	Detroit Water Supply System Rev., 5.25%, 7/1/41, Ser. A	5,212,300
800	Public Educational Facs. Auth. Rev., Bradford Academy, 6.50%, 9/1/37 (a)(d)	519,576
3,000	Royal Oak Hospital Finance Auth. Rev., William Beaumont Hospital, 8.25%, 9/1/39	3,862,230
	State Hospital Finance Auth. Rev., Oakwood Group, Ser. A (Pre-refunded @ $100, 9/1/39) (c),
3,000	5.75%, 4/1/32	3,136,200
1,925	6.00%, 4/1/22	2,016,341
11,510	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	9,067,923

		24,883,130

	Minnesota – 0.6%
150	Duluth Housing & Redev. Auth. Rev., 5.875%, 11/1/40, Ser. A	150,829
1,500	Minneapolis Rev., Providence Project, 5.75%, 10/1/37, Ser. A	1,499,865
	North Oaks Rev., Presbyterian Homes North Oaks,
2,640	6.00%, 10/1/33	2,773,135
1,530	6.125%, 10/1/39	1,611,626
500	Oronoco Rev., Wedum Shorewood Campus Project, 5.40%, 6/1/41	480,895
400	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	444,036

		6,960,386

	Mississippi – 0.0%
270	Dev. Bank Special Obligation Rev., Capital Projects and Equipment Acquisition, 5.00%, 7/1/24, Ser. A-2 (AMBAC)	270,232

	Missouri – 0.1%
715	Lee’s Summit, Tax Allocation, Summit Fair Project, 5.625%, 10/1/23	751,465

	Nevada – 0.9%
10,000	Clark Cnty., GO, 4.75%, 11/1/35 (FGIC-NPFGC) (h)	10,433,700

	New Hampshire – 0.2%
2,000	Business Finance Auth. Rev., Elliot Hospital, 6.125%, 10/1/39, Ser. A	2,154,160
360	Health & Education Facs. Auth. Rev., Catholic Medical Center, 6.125%, 7/1/32, Ser. A	363,989

		2,518,149

	New Jersey – 5.6%
950	Burlington Cnty. Bridge Commission Rev., The Evergreens Project, 5.625%, 1/1/38	964,231

5.31.12	PIMCO Municipal Income Funds II Annual Report	11

PIMCO Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
	New Jersey (continued)
	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project,
$ 4,000	5.75%, 10/1/21	$4,304,400
11,405	5.75%, 4/1/31	12,323,103
	Economic Dev. Auth. Rev.,
525	Arbor Glen, 6.00%, 5/15/28, Ser. A	503,170
2,000	MSU Student Housing Project, 5.875%, 6/1/42	2,209,640
	Health Care Facs. Financing Auth. Rev.,
1,500	AHS Hospital Corp., 6.00%, 7/1/37	1,779,030
1,500	St. Peters Univ. Hospital, 5.75%, 7/1/37	1,594,515
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	2,255,120
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
3,300	4.75%, 6/1/34	2,549,316
22,805	5.00%, 6/1/41	17,755,289
15,000	Transportation Trust Fund Auth. Rev., 5.00%, 6/15/42, Ser. B	16,569,750

		62,807,564

	New Mexico – 0.2%
2,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	2,179,140

	New York – 12.6%
1,200	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	1,200,408
29,500	Hudson Yards Infrastructure Corp. Rev., 5.25%, 2/15/47, Ser. A	32,342,620
	Liberty Dev. Corp. Rev.,
1,000	5.125%, 1/15/44	1,095,120
2,500	5.625%, 7/15/47	2,762,475
1,250	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,409,862
	Goldman Sachs Headquarters,
1,505	5.25%, 10/1/35	1,678,526
10,000	5.25%, 10/1/35 (h)	11,153,000
3,880	Metropolitan Transportation Auth. Rev., 5.00%, 11/15/36, Ser. D	4,291,940
1,100	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	776,259
2,830	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
	5.00%, 6/15/37, Ser. D (h)	3,110,623
	Second Generation Resolutions,
4,000	4.75%, 6/15/35, Ser. DD (h)	4,314,720
2,000	5.00%, 6/15/39, Ser. GG-1	2,191,980
	New York Liberty Dev. Corp. Rev.,
10,000	1 World Trade Center Project, 5.00%, 12/15/41	11,103,600
54,000	4 World Trade Center Project, 5.75%, 11/15/51	61,827,840
1,750	State Dormitory Auth. Rev., The New School, 5.50%, 7/1/40	1,940,978

		141,199,951

12	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
	North Carolina – 0.1%
	Medical Care Commission Rev.,
$ 550	Salemtowne, 5.10%, 10/1/30	$555,907
1,000	Village at Brookwood, 5.25%, 1/1/32	963,260

		1,519,167

	North Dakota – 0.4%
3,710	Stark Cnty. Healthcare Rev., Benedictine Living Communities, 6.75%, 1/1/33	4,013,033

	Ohio – 2.0%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
1,865	5.75%, 6/1/34	1,426,072
3,570	5.875%, 6/1/30	2,832,902
500	5.875%, 6/1/47	380,350
3,900	Hamilton Cnty. Sales Tax Rev., 5.00%, 12/1/30, Ser. A	4,189,458
1,000	Higher Educational Fac. Commission Rev., Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A	1,094,780
7,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30 (Pre-refunded @ $100, 10/1/12) (c)	7,625,700
1,000	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A	1,074,560
3,000	State Rev., Cleveland Clinic Health System, 5.50%, 1/1/39, Ser. B	3,355,080

		21,978,902

	Oregon – 0.2%
1,000	Clackamas Cnty. Hospital Fac. Auth. Rev., Legacy Health System, 5.50%, 7/15/35, Ser. A	1,108,310
1,155	State Department of Administrative Services, CP, 5.25%, 5/1/39, Ser. A	1,274,277

		2,382,587

	Pennsylvania – 4.6%
	Cumberland Cnty. Municipal Auth. Rev., Messiah Village Project, Ser. A,
750	5.625%, 7/1/28	781,027
670	6.00%, 7/1/35	701,832
3,250	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B	2,674,457
	Higher Educational Facs. Auth. Rev.,
850	Edinboro Univ. Foundation, 6.00%, 7/1/43	939,709
400	Thomas Jefferson Univ., 5.00%, 3/1/40	432,176
500	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	552,205
3,750	Montgomery Cnty. Higher Education & Health Auth. Rev., Abington Memorial Hospital, 5.125%, 6/1/32, Ser. A	3,793,875
8,500	Montgomery Cnty. Industrial Dev. Auth. Rev., New Regional Medical Center, 5.375%, 8/1/38 (FHA)	9,544,905
17,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (AGM)	18,743,350
11,015	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	11,036,149
500	Philadelphia Water & Sewer Rev., 5.25%, 1/1/36, Ser. A	542,105
1,000	Westmoreland Cnty. Industrial Dev. Auth. Rev., Excela Health Project, 5.125%, 7/1/30	1,059,230

		50,801,020

5.31.12	PIMCO Municipal Income Funds II Annual Report	13

PIMCO Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
	Puerto Rico – 0.5%
$ 5,000	Sales Tax Financing Corp. Rev., 5.25%, 8/1/41, Ser. C	$5,337,750

	Rhode Island – 5.1%
56,200	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	57,446,516

	South Carolina – 1.4%
1,000	Greenwood Cnty. Rev., Self Regional Healthcare, 5.375%, 10/1/39	1,080,540
13,850	Jobs-Economic Dev. Auth. Rev., Bon Secours Health System, 5.625%, 11/15/30, Ser. B	14,098,884

		15,179,424

	Tennessee – 1.2%
1,750	Claiborne Cnty. Industrial Dev. Board Rev., Lincoln Memorial Univ. Project, 6.625%, 10/1/39	1,950,778
1,000	Johnson City Health & Educational Facs. Board Rev., Mountain States Health Alliance, 6.00%, 7/1/38, Ser. A	1,130,890
500	Sullivan Cnty. Health Educational & Housing Facs. Board Rev., Wellmont Health Systems Project, 5.25%, 9/1/36, Ser. C	518,390
	Tennessee Energy Acquisition Corp. Rev., Ser. C,
3,000	5.00%, 2/1/23	3,239,130
6,000	5.00%, 2/1/27	6,325,620

		13,164,808

	Texas – 11.0%
130	Aubrey Independent School Dist., GO, 5.50%, 2/15/33 (PSF-GTD)	137,929
6,500	Brazos Cnty. Health Facs. Dev. Corp. Rev., 5.375%, 1/1/32	6,605,235
2,500	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	2,749,300
	Harris Cnty. Cultural Education Facs. Finance Corp. Rev., Texas Children’s Hospital Project,
3,750	5.25%, 10/1/29	4,292,850
12,700	5.50%, 10/1/39	14,371,320
700	HFDC of Central Texas, Inc. Rev., Village at Gleannloch Farms, 5.50%, 2/15/37, Ser. A	572,432
	North Harris Cnty. Regional Water Auth. Rev.,
10,300	5.25%, 12/15/33	11,343,699
10,300	5.50%, 12/15/38	11,391,491
	North Texas Tollway Auth. Rev.,
5,750	5.00%, 1/1/38	6,211,322
1,300	5.50%, 9/1/41, Ser. A	1,521,572
5,000	5.625%, 1/1/33, Ser. B	5,496,350
1,200	5.75%, 1/1/33, Ser. F	1,313,952
2,000	Sabine River Auth. Pollution Control Rev., TXU Energy, 5.20%, 5/1/28, Ser. C (b)	202,700
250	San Juan Higher Education Finance Auth. Rev., 6.70%, 8/15/40, Ser. A	289,180
	State, Mobility Fund, GO, (h),
10,025	4.75%, 4/1/35, Ser. A	10,766,148
17,500	4.75%, 4/1/36 (b)	18,946,200
1,000	State Public Finance Auth. Rev., Charter School Finance Corp., 5.875%, 12/1/36, Ser. A	1,071,230

14	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
	Texas (continued)
$ 3,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	$3,618,150
15,300	Texas Municipal Gas Acquisition & Supply Corp. I Rev., 6.25%, 12/15/26, Ser. D	18,666,153
1,920	Texas Private Activity Bond Surface Transportation Corp. Rev., 7.00%, 6/30/40	2,287,546
1,000	Wise Cnty. Rev., Parker Cnty. Junior College Dist., 8.00%, 8/15/34	1,134,330

		122,989,089

	Virginia – 0.3%
1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	1,134,860
2,050	James City Cnty. Economic Dev. Auth. Rev., United Methodist Homes, 5.50%, 7/1/37, Ser. A	1,656,051

		2,790,911

	Washington – 1.5%
	Health Care Facs. Auth. Rev.,
1,300	Multicare Health Systems, 6.00%, 8/15/39, Ser. B (AGC)	1,454,180
1,000	Seattle Cancer Care Alliance, 7.375%, 3/1/38	1,231,430
13,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	13,893,360

		16,578,970

	West Virginia – 0.2%
2,000	Hospital Finance Auth. Rev., Highland Hospital, 9.125%, 10/1/41	2,372,120

	Wisconsin – 0.1%
	Health & Educational Facs. Auth. Rev.,
90	Froedert & Community Health, 5.375%, 10/1/30	90,820
1,000	Prohealth Care, Inc., 6.625%, 2/15/39	1,179,770

		1,270,590

	Total Municipal Bonds & Notes (cost-$1,003,224,941)	1,093,876,073

VARIABLE RATE NOTES (g) – 2.1%
	California – 0.5%
5,000	Health Facs. Financing Auth. Rev., 9.40%, 11/15/36, Ser. 3193 (a)(d)(f)	6,103,500

	Florida – 0.2%
1,830	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System, 5.00%, 11/15/31, Ser. C	1,923,165

	Illinois – 0.6%
6,000	Chicago, GO, 11.56%, 1/1/34, Ser. 3190 (a)(d)(f)	7,148,700

	Texas – 0.6%
5,365	State, GO, 8.88%, 4/1/37, Ser. 3197 (a)(d)(f)	6,394,544

5.31.12	PIMCO Municipal Income Funds II Annual Report	15

PIMCO Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
	West Virginia – 0.2%
$2,000	Economic Dev. Auth. Rev., Appalachian Power, 5.375%, 12/1/38, Ser. A	$2,175,280

	Total Variable Rate Notes (cost-$20,296,307)	23,745,189

	Total Investments (cost-$1,023,521,248) – 100.0%	$1,117,621,262

16	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO California Municipal Income Fund II Schedule of Investments

May 31, 2012

Principal Amount (000s)		Value
CALIFORNIA MUNICIPAL BONDS & NOTES – 86.8%
$ 2,000	Alhambra Rev., Atherton Baptist Homes, 7.625%, 1/1/40, Ser. A	$2,210,700
20,000	Bay Area Toll Auth. Rev., San Francisco Bay Area, 5.00%, 4/1/39, Ser. F-1 (h)	21,808,800
	Chabot-Las Positas Community College Dist., GO, Ser. C (AMBAC),
17,305	zero coupon, 8/1/36	4,710,421
5,000	zero coupon, 8/1/37	1,267,700
15,000	zero coupon, 8/1/43	2,667,750
1,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	1,169,740
300	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	331,794
1,410	Community College Financing Auth. Rev., 5.00%, 8/1/27, Ser. A (AMBAC)	1,426,243
9,360	Coronado Community Dev. Agcy., Tax Allocation, 4.875%, 9/1/35 (AMBAC)	9,466,891
	Corona-Norco Unified School Dist. Public Financing Auth., Special Tax, Ser. A,
1,000	6.00%, 9/1/25	1,003,550
4,150	6.10%, 9/1/32	4,158,798
25,000	Desert Community College Dist., GO, zero coupon, 8/1/46, Ser. C (AGM)	3,582,250
3,000	Dinuba Financing Auth. Rev., Public Works Projects, 5.10%, 8/1/32 (NPFGC)	3,068,760
8,300	El Dorado Irrigation Dist. & El Dorado Cnty. Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC)	9,002,761
1,500	Foothill-Eastern Transportation Corridor Agcy. Rev., 5.875%, 1/15/27 (IBC-NPFGC)	1,531,260
1,440	Fremont Community Facs. Dist. No. 1, Special Tax, Pacific Commons, 5.30%, 9/1/30	1,445,400
	Golden State Tobacco Securitization Corp. Rev.,
13,885	5.00%, 6/1/45 (AMBAC-TCRS)	14,084,805
1,500	5.00%, 6/1/45, Ser. A	1,521,585
6,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	6,086,340
8,500	5.125%, 6/1/47, Ser. A-1	6,148,900
29,415	5.75%, 6/1/47, Ser. A-1	23,554,355
	Health Facs. Financing Auth. Rev.,
	Adventist Health System, Ser. A,
500	5.00%, 3/1/33	504,665
250	5.75%, 9/1/39	278,408
3,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	3,488,640
1,200	Children’s Hospital of Los Angeles, 5.25%, 7/1/38 (AGM)	1,252,884
500	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	598,170
3,700	Stanford Hospital, 5.25%, 11/15/40, Ser. A-2	4,181,888
	Sutter Health,
1,000	5.00%, 8/15/35, Ser. D	1,096,400
4,220	5.00%, 11/15/42, Ser. A (IBC-NPFGC)	4,412,896
12,195	5.25%, 11/15/46, Ser. A (h)	12,840,237
4,500	Imperial Irrigation Dist. Rev., 5.00%, 11/1/41, Ser. B	4,858,380
175	Infrastructure & Economic Dev. Bank Rev., 5.25%, 2/1/38	184,606
515	Irvine Unified School Dist., Special Tax, 6.70%, 9/1/35	573,113
500	Lancaster Redev. Agcy. Rev., Capital Improvements Projects, 5.90%, 12/1/35	504,310

5.31.12	PIMCO Municipal Income Funds II Annual Report	17

PIMCO California Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
$ 1,000	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	$1,114,720
7,500	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, 5.50%, 11/15/37, Ser. A	8,372,925
10,000	Long Beach Unified School Dist., GO, 5.25%, 8/1/33, Ser. A (h)	11,267,300
4,895	Los Angeles, Equipment & Real Property Project, CP, 5.00%, 2/1/27, Ser. T (NPFGC)	4,898,916
15,000	Los Angeles Department of Water & Power Rev., 4.75%, 7/1/30, Ser. A-2 (AGM) (h)	15,932,400
11,000	Los Angeles Unified School Dist., GO, 5.00%, 1/1/34, Ser. I	12,214,620
10,000	Manteca Redev. Agcy., Tax Allocation, 5.00%, 10/1/36 (AMBAC)	9,435,400
5,330	Manteca Unified School Dist. No. 89-2, Special Tax, 5.00%, 9/1/29, Ser. C (NPFGC)	5,345,297
4,000	Merced Cnty., Juvenile Justice Correctional Fac., CP, 5.00%, 6/1/32 (AMBAC)	4,005,120
5,000	Metropolitan Water Dist. of Southern California Rev., 5.00%, 7/1/37, Ser. A (h)	5,459,800
3,200	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	3,978,720
1,240	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,418,820
5,000	Oakland Unified School Dist., Alameda Cnty., GO, 6.125%, 8/1/29, Ser. A	5,618,800
4,750	Palomar Pomerado Health, CP, 6.75%, 11/1/39	5,243,478
10,000	Placentia-Yorba Linda Unified School Dist., CP, 5.00%, 10/1/32 (FGIC-NPFGC)	10,307,700
1,500	Pollution Control Financing Auth. Rev., American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(d)	1,532,520
	Poway Unified School Dist., GO,
27,000	zero coupon, 8/1/40	6,293,160
16,000	zero coupon, 8/1/46	2,698,080
3,000	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	3,010,500
2,000	Roseville Redev. Agcy., Tax Allocation, 5.00%, 9/1/32, Ser. B (NPFGC)	2,012,120
	San Diego Public Facs. Financing Auth. Rev.,
11,000	5.00%, 8/1/32 (Pre-refunded @ $100, 8/1/12) (NPFGC) (c)	11,082,610
4,000	5.25%, 8/1/38, Ser. A	4,454,680
1,000	5.25%, 5/15/39, Ser. A	1,124,740
1,500	Fire & Life Safety Facs. Project, 5.00%, 4/1/32, Ser. B (NPFGC)	1,500,735
2,800	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	3,117,968
2,800	San Diego Unified School Dist., GO, 4.75%, 7/1/27, Ser. D-2 (AGM)	2,999,024
1,000	San Jose Hotel Tax Rev., Convention Center Expansion, 6.50%, 5/1/36	1,167,750
1,300	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,424,878
1,260	Santa Cruz Cnty., CP, 5.25%, 8/1/32	1,289,169
1,500	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	1,785,060
	State, GO,
2,500	5.00%, 9/1/31	2,699,600
10,000	6.00%, 4/1/38	11,696,700
	State Public Works Board Rev.,
3,000	5.75%, 10/1/30, Ser. G-1	3,409,680
2,000	California State Univ., 6.00%, 11/1/34, Ser. J	2,260,940

18	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO California Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
$ 2,000	Judicial Council Projects, 5.00%, 12/1/29, Ser. D	$2,143,560
7,915	Regents Univ., 5.00%, 3/1/33, Ser. A	8,518,519
	Statewide Communities Dev. Auth. Rev.,
	Bentley School,
10,620	zero coupon, 7/1/50 (b)	464,731
3,760	7.00%, 7/1/40, Ser. A	4,063,470
	Catholic Healthcare West,
1,520	5.50%, 7/1/31, Ser. D	1,674,219
1,520	5.50%, 7/1/31, Ser. E	1,674,219
	Huntington Park Charter School Project, Ser. A,
250	5.15%, 7/1/30	222,440
1,250	5.25%, 7/1/42	1,063,500
500	International School of the Peninsula Project, 5.00%, 11/1/29	429,010
2,770	Kaiser Permanente, 5.50%, 11/1/32, Ser. A	2,792,853
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	1,110,470
9,700	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA Mtg. Ins.)	9,865,191
	Methodist Hospital Project (FHA),
2,400	6.625%, 8/1/29	3,019,776
8,800	6.75%, 2/1/38	10,795,928
3,700	St. Joseph Health System, 5.75%, 7/1/47, Ser. A (FGIC)	4,081,507
5,600	Sutter Health, 6.00%, 8/15/42, Ser. A	6,607,048
4,500	Univ. of California Irvine E. Campus, 5.375%, 5/15/38	4,804,245
1,365	Windrush School, 5.50%, 7/1/37 (b)(e)	941,850
1,800	Tobacco Securitization Agcy. Rev., Stanislaus Cnty., 5.875%, 6/1/43, Ser. A	1,715,112
3,100	Torrance Rev., Memorial Medical Center, 5.00%, 9/1/40, Ser. A	3,268,826
1,000	Tustin Unified School Dist., Special Tax, 6.00%, 9/1/40, Ser. 2006-1	1,042,080
	Univ. of California Rev.,
5,000	4.75%, 5/15/35, Ser. G (FGIC-NPFGC) (h)	5,190,000
5,650	4.75%, 5/15/38, Ser. B	5,735,767

	Total California Municipal Bonds & Notes (cost-$361,369,438)	406,421,651

CALIFORNIA VARIABLE RATE NOTES (a)(d)(g) – 6.7%
6,035	Desert Community College Dist., GO, 9.40%, 8/1/32, Ser. 3016-1 (AGC) (f)	6,805,488
3,000	JP Morgan Chase Putters/Drivers Trust Rev. (f),
	11.657%, 11/15/19, Ser. 4039 (b)(i)
	(acquisition cost-$3,572,400; purchased 1/19/12)	3,799,890
7,500	7.997%, 5/15/40, Ser. 3838	8,995,425
4,000	Los Angeles Community College Dist., GO, 13.72%, 8/1/33, Ser. 3096 (f)	5,344,240
5,000	San Diego Community College Dist., GO, 8.40%, 2/1/17 (f)	6,615,250

	Total California Variable Rate Notes (cost-$25,877,548)	31,560,293

5.31.12	PIMCO Municipal Income Funds II Annual Report	19

PIMCO California Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
OTHER MUNICIPAL BONDS & NOTES – 6.5%
	Arizona – 1.8%
$ 8,000	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	$8,162,640

	New Jersey – 0.7%
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
1,300	4.75%, 6/1/34	1,004,276
3,000	5.00%, 6/1/41	2,335,710

		3,339,986

	New York – 0.3%
1,250	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters, 5.25%, 10/1/35	1,394,125

	Ohio – 0.4%
2,250	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	1,711,575

	Puerto Rico – 0.9%
	Sales Tax Financing Corp. Rev.,
1,600	5.00%, 8/1/40, Ser. A (AGM) (h)	1,687,264
2,500	5.25%, 8/1/43, Ser. A-1	2,662,450

		4,349,714

	Rhode Island – 2.4%
11,000	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	11,243,980

	Total Other Municipal Bonds & Notes (cost-$26,687,691)	30,202,020

	Total Investments (cost-$413,934,677) – 100.0%	$468,183,964

20	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO New York Municipal Income Fund II Schedule of Investments

May 31, 2012

Principal Amount (000s)		Value
NEW YORK MUNICIPAL BONDS & NOTES – 90.7%
$1,000	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	$1,101,750
2,400	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	2,400,816
9,000	Hudson Yards Infrastructure Corp. Rev., 5.75%, 2/15/47, Ser. A	10,411,200
	Liberty Dev. Corp. Rev.,
1,400	5.625%, 7/15/47	1,546,986
1,300	Bank of America Tower at One Bryant Park Project, 6.375%, 7/15/49	1,466,257
	Goldman Sachs Headquarters,
4,120	5.25%, 10/1/35 (h)	4,595,036
3,000	5.25%, 10/1/35	3,345,900
3,500	5.50%, 10/1/37	4,101,930
500	Long Island Power Auth. Rev., 5.00%, 9/1/34, Ser. A (AMBAC)	520,480
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/34, Ser. B	2,224,160
7,300	5.25%, 11/15/31, Ser. E	7,438,846
7,000	5.35%, 7/1/31, Ser. B	7,022,610
5,000	5.50%, 11/15/39, Ser. A	5,541,950
7,000	Monroe Cnty. Industrial Dev. Corp. Rev., Unity Hospital Rochester Project, 5.50%, 8/15/40 (FHA) (h)	8,046,920
2,870	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128	2,932,681
2,400	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	1,693,656
	New York City, GO, Ser. I,
375	5.00%, 3/1/33	384,938
3,625	5.00%, 3/1/33 (Pre-refunded @ $100, 3/1/13) (c)	3,751,476
1,500	New York City Health & Hospital Corp. Rev., 5.00%, 2/15/30, Ser. A	1,671,960
	New York City Industrial Dev. Agcy. Rev.,
975	Eger Harbor Project, 4.95%, 11/20/32, Ser. A (GNMA)	998,975
1,415	Liberty Interactive Corp., 5.00%, 9/1/35	1,456,205
1,500	Pilot Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	1,643,100
1,135	Staten Island Univ. Hospital Project, 6.45%, 7/1/32, Ser. C (Pre-refunded @ $101, 7/1/12) (c)	1,151,412
1,500	United Jewish Appeal Federation Project, 5.00%, 7/1/27, Ser. A	1,581,780
	Yankee Stadium,
750	5.00%, 3/1/31 (FGIC)	779,527
1,900	5.00%, 3/1/36 (NPFGC)	1,955,366
4,900	7.00%, 3/1/49 (AGC)	5,773,082
	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
1,000	5.25%, 6/15/40, Ser. EE	1,127,430
500	Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	547,995
	New York City Transitional Finance Auth. Rev.,
3,745	5.00%, 11/1/27, Ser. B	3,807,429
2,255	5.00%, 11/1/27, Ser. B (Pre-refunded @ $100, 11/1/12) (c)	2,298,657

5.31.12	PIMCO Municipal Income Funds II Annual Report	21

PIMCO New York Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
$5,000	5.25%, 1/15/39, Ser. S-3	$5,496,750
	New York Liberty Dev. Corp. Rev.,
3,000	1 World Trade Center Project, 5.00%, 12/15/41	3,331,080
6,000	4 World Trade Center Project, 5.75%, 11/15/51	6,869,760
1,000	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	1,131,440
	Port Auth. of New York & New Jersey Rev.,
3,600	5.00%, 4/15/32, Ser. 125 (AGM)	3,646,188
1,400	JFK International Air Terminal, 6.00%, 12/1/36	1,593,382
	State Dormitory Auth. Rev.,
3,000	5.00%, 3/15/38, Ser. A	3,338,130
7,490	5.50%, 5/15/31, Ser. A (AMBAC)	9,432,007
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	2,695,056
1,500	Fordham Univ., 5.50%, 7/1/36, Ser. A	1,700,250
1,320	Long Island Univ., 5.25%, 9/1/28 (Radian)	1,321,505
	Memorial Sloan-Kettering Cancer Center,
2,750	5.00%, 7/1/35, Ser. 1	2,948,385
2,000	5.00%, 7/1/36, Ser. A-1	2,177,620
2,000	Mount Sinai Hospital, 5.00%, 7/1/31, Ser. A	2,160,340
2,100	New York Univ., 5.00%, 7/1/38, Ser. A	2,288,916
1,000	New York Univ. Hospital Center, 5.625%, 7/1/37, Ser. B	1,086,810
600	North Shore-Long Island Jewish Health System, 5.50%, 5/1/37, Ser. A	678,132
5,000	Rochester General Hospital, 5.00%, 12/1/35 (Radian)	5,076,650
	Teachers College,
4,270	5.00%, 7/1/32 (NPFGC)	4,285,457
3,000	5.50%, 3/1/39	3,291,180
1,000	The New School, 5.50%, 7/1/40	1,109,130
3,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	3,121,560
5,000	State Environmental Facs. Corp. Rev., 5.125%, 6/15/38, Ser. A	5,621,500
1,000	State Thruway Auth. Rev., 4.75%, 1/1/29, Ser. G (AGM)	1,075,030
6,000	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (h)	6,726,840
5,000	Triborough Bridge & Tunnel Auth. Rev., 5.25%, 11/15/34, Ser. A-2 (h)	5,720,800
3,435	Troy Rev., Rensselaer Polytechnic Institute, 5.125%, 9/1/40, Ser. A	3,726,357
1,815	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A (b)	1,284,621
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	2,020,840
1,490	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	1,720,980
1,000	Yonkers Economic Dev. Corp. Rev., Charter School of Educational Excellence Project, 6.00%, 10/15/30, Ser. A	1,024,320
600	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	673,308

	Total New York Municipal Bonds & Notes (cost-$175,800,814)	191,694,834

22	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO New York Municipal Income Fund II Schedule of Investments

May 31, 2012 (continued)

Principal Amount (000s)		Value
OTHER MUNICIPAL BONDS & NOTES – 6.4%
	Florida – 0.5%
$1,000	Clearwater Rev., 5.25%, 12/1/39, Ser. A	$1,124,220

	Louisiana – 0.5%
1,000	East Baton Rouge Sewerage Commission Rev., 5.25%, 2/1/39, Ser. A	1,111,200

	Ohio – 0.5%
1,435	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	1,091,605

	Puerto Rico – 4.4%
5,675	Children’s Trust Fund Rev., 5.625%, 5/15/43	5,675,170
	Sales Tax Financing Corp. Rev.,
2,000	5.00%, 8/1/40, Ser. A (AGM) (h)	2,109,080
1,300	5.25%, 8/1/43, Ser. A-1	1,384,474

		9,168,724

	U. S. Virgin Islands – 0.5%
1,000	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	1,109,720

	Total Other Municipal Bonds & Notes (cost-$12,786,255)	13,605,469

NEW YORK VARIABLE RATE NOTES (a)(d)(f)(g) – 2.9%
5,000	JPMorgan Chase Putters/Drivers Trust Rev.,
	7.944%, 7/1/33, Ser. 3382 (cost-$4,881,420)	6,148,500

	Total Investments (cost-$193,468,489) – 100.0%	$211,448,803

5.31.12	PIMCO Municipal Income Funds II Annual Report	23

PIMCO Municipal Income Funds II Notes to Schedule of Investments

May 31, 2012 (continued)

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $25,030,147, $33,092,813 and $6,148,500, representing 2.2%, 7.1% and 2.9% of total investments in Municipal II, California Municipal II and New York Municipal II, respectively.
(b)	Illiquid.
(c)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	In default.
(f)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on May 31, 2012.
(g)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on May 31, 2012.
(h)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which each Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(i)	Restricted security in California Municipal II. The aggregate acquisition cost of such security is $3,572,400; the aggregate market value is $3,799,890, representing 0.8% of total investments.

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CA Mtg. Ins.	-	insured by California Mortgage Insurance
CP	-	Certificates of Participation
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
GNMA	-	insured by Government National Mortgage Association
GO	-	General Obligation Bond
GTD	-	Guaranteed
IBC	-	Insurance Bond Certificate
NPFGC	-	insured by National Public Finance Guarantee Corp.
PSF	-	Public School Fund
Radian	-	insured by Radian Guaranty, Inc.
TCRS	-	Temporary Custodian Receipts

24	PIMCO Municipal Income Funds II Annual Report	5.31.12	See accompanying Notes to Financial Statements

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5.31.12	PIMCO Municipal Income Funds II Annual Report	25

PIMCO Municipal Income Funds II Statements of Assets and Liabilities

May 31, 2012

	Municipal II	California Municipal II	New York Municipal II

Assets:
Investments, at value (cost-$1,023,521,248, $413,934,677 and $193,468,489, respectively)	$1,117,621,262	$468,183,964	$211,448,803
Cash	7,186,443	4,143,905	3,392,262
Interest receivable	18,397,942	7,086,749	2,811,581
Deposits with brokers for futures contracts collateral	296,000	–	56,000
Prepaid expenses and other assets	50,990	46,004	22,458
Total Assets	1,143,552,637	479,460,622	217,731,104

Liabilities:
Payable for Floating Rate Notes issued	49,317,277	41,398,801	13,851,894
Dividends payable to common and preferred shareholders	3,951,630	1,973,038	722,124
Investment management fees payable	551,683	221,123	102,698
Interest payable	96,095	74,064	19,328
Payable for variation margin on futures contracts	62,500	–	12,500
Accrued expenses and other liabilities	412,714	223,959	355,267
Total Liabilities	54,391,899	43,890,985	15,063,811
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 14,680, 6,520 and 3,160 shares issued and outstanding, respectively)	367,000,000	163,000,000	79,000,000
Net Assets Applicable to Common Shareholders	$722,160,738	$272,569,637	$123,667,293

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$606	$315	$109
Paid-in-capital in excess of par	856,375,736	429,075,240	153,029,967
Undistributed (dividends in excess of) net investment income	20,835,879	(1,973,038)	2,232,908
Accumulated net realized loss	(248,942,869)	(208,784,598)	(49,534,140)
Net unrealized appreciation of investments and futures contracts	93,891,386	54,251,718	17,938,449
Net Assets Applicable to Common Shareholders	$722,160,738	$272,569,637	$123,667,293
Common Shares Issued and Outstanding	60,638,843	31,496,802	10,879,509
Net Asset Value Per Common Share	$11.91	$8.65	$11.37

26	PIMCO Municipal Income Funds II Annual Report	5.31.12	See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Statements of Operations

Year ended May 31, 2012

	Municipal II	California Municipal II	New York Municipal II

Investment Income:
Interest	$61,342,394	$26,029,180	$10,777,008

Expenses:
Investment management fees	6,705,489	2,682,060	1,265,620
Auction agent fees and commissions	583,338	276,151	131,949
Interest expense	537,671	507,554	112,159
Custodian and accounting agent fees	156,851	112,661	70,800
Trustees’ fees and expenses	108,733	41,114	22,091
Shareholder communications	89,706	39,316	37,561
Legal fees	57,392	5,728	7,892
New York Stock Exchange listing fees	47,492	24,662	20,825
Transfer agent fees	40,647	37,057	36,508
Audit and tax services	33,446	40,741	50,452
Insurance expense	23,457	9,368	4,767
Miscellaneous	14,159	11,372	11,765
Total Expenses	8,398,381	3,787,784	1,772,389
Less: investment management fees waived	(475,390)	(190,052)	(89,611)
custody credits earned on cash balances	(2,844)	(675)	(1,085)
Net Expenses	7,920,147	3,597,057	1,681,693

Net Investment Income	53,422,247	22,432,123	9,095,315

Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,711,143	5,244,410	166,834
Futures contracts	(682,246)	224,084	(139,728)
Swaps	(18,499,216)	(11,575,152)	(3,804,214)
Net change in unrealized appreciation/depreciation of:
Investments	110,588,532	43,257,024	16,155,681
Futures contracts	(203,238)	–	(40,648)
Swaps	6,850,035	4,176,010	1,153,882
Net realized and change in unrealized gain on investments, futures contracts and swaps	102,765,010	41,326,376	13,491,807
Net Increase in Net Assets Resulting from Investment Operations	156,187,257	63,758,499	22,587,122
Dividends on Preferred Shares from Net Investment Income	(844,983)	(383,285)	(181,888)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$155,342,274	$63,375,214	$22,405,234

See accompanying Notes to Financial Statements	5.31.12	PIMCO Municipal Income Funds II Annual Report	27

PIMCO Municipal Income Funds II Statements of Changes in Net Assets

 Applicable to Common Shareholders

	Municipal II
	Year ended May 31, 2012	Year ended May 31, 2011
Investment Operations:
Net investment income	$53,422,247	$54,597,730
Net realized gain (loss) on investments, futures contracts and swaps	(14,470,319)	7,846,166
Net change in unrealized appreciation/depreciation of investments, futures contracts and swaps	117,235,329	(52,677,814)
Net increase in net assets resulting from investment operations	156,187,257	9,766,082
Dividends on Preferred Shares from Net Investment Income	(844,983)	(1,520,460)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	155,342,274	8,245,622

Dividends to Common Shareholders from:
Net investment income	(47,201,725)	(46,931,445)
Return of capital	–	–

Common Share Transactions:
Reinvestment of dividends	3,220,671	3,896,483
Total increase (decrease) in net assets applicable to common shareholders	111,361,220	(34,789,340)

Net Assets Applicable to Common Shareholders:
Beginning of year	610,799,518	645,588,858
End of year (including undistributed (dividends in excess of) net investment income of $20,835,879 and $15,462,847; $(1,973,038) and $(1,965,053); $2,232,908 and $1,959,285; respectively)	$722,160,738	$610,799,518

Common Shares Issued in Reinvestment of Dividends	295,661	373,938

28	PIMCO Municipal Income Funds II Annual Report	5.31.12	See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Statements of Changes in Net Assets

 Applicable to Common Shareholders (continued)

California Municipal II		New York Municipal II
Year ended May 31, 2012	Year ended May 31, 2011	Year ended May 31, 2012	Year ended May 31, 2011

$22,432,123	$23,136,186	$9,095,315	$9,489,719
(6,106,658)	62,159	(3,777,108)	(1,115,356)

47,433,034	(21,991,348)	17,268,915	(8,091,130)
63,758,499	1,206,997	22,587,122	283,233
(383,285)	(689,435)	(181,888)	(329,688)

63,375,214	517,562	22,405,234	(46,455)

(22,056,823)	(23,452,319)	(8,629,270)	(8,576,979)
(1,522,981)	–	–	–

1,288,406	1,604,973	635,052	718,710
41,083,816	(21,329,784)	14,411,016	(7,904,724)

231,485,821	252,815,605	109,256,277	117,161,001

$272,569,637	$231,485,821	$123,667,293	$109,256,277

142,977	183,513	58,575	67,458

See accompanying Notes to Financial Statements	5.31.12	PIMCO Municipal Income Funds II Annual Report	29

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund II (‘‘Municipal II’’), PIMCO California Municipal Income Fund II (‘‘California Municipal II’’) and PIMCO New York Municipal Income Fund II (‘‘New York Municipal II’’), each a “Fund” and collectively referred to as the ‘‘Funds’’ or ‘‘PIMCO Municipal Income Funds II’’, were organized as Massachusetts business trusts on March 29, 2002. Prior to commencing operations on June 28, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”), formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Under normal market conditions, Municipal II invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. There can be no assurance that the Funds will meet their stated objectives. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities,” which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds are currently evaluating the effect that the guidance may have on their financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established

30	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

1. Organization and Significant Accounting Policies (continued)

by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures are valued at the price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended May 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Municipal Bonds & Notes and Variable Rate Notes — Municipal bonds & notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent that these inputs are observable, the values of municipal bonds & notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

5.31.12	PIMCO Municipal Income Funds II Annual Report	31

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at May 31, 2012 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 5(a) for more detailed information on Investments in Securities and Other Financial Instruments):

Municipal II:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/12
Investments in Securities – Assets
Municipal Bonds & Notes	—	$1,093,876,073	—	$1,093,876,073
Variable Rate Notes	—	23,745,189	—	23,745,189

Total Investments in Securities – Assets	—	$1,117,621,262	—	$1,117,621,262

Other Financial Instruments* – Liabilities
Interest Rate Contracts	$(203,238)	—	—	$(203,238)

Total Investments	$(203,238)	$1,117,621,262	—	$1,117,418,024

California Municipal II:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/12
Investments in Securities – Assets
California Municipal Bonds & Notes	—	$405,479,801	$941,850	$406,421,651
California Variable Rate Notes	—	31,560,293	—	31,560,293
Other Municipal Bonds & Notes	—	30,202,020	—	30,202,020

Total Investments	—	$467,242,114	$941,850	$468,183,964

New York Municipal II:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/12
Investments in Securities – Assets
New York Municipal Bonds & Notes	—	$191,694,834	—	$191,694,834
Other Municipal Bonds & Notes	—	13,605,469	—	13,605,469
New York Variable Rate Notes	—	6,148,500	—	6,148,500

Total Investments in Securities – Assets	—	$211,448,803	—	$211,448,803

Other Financial Instruments* – Liabilities
Interest Rate Contracts	$(40,648)	—	—	$ (40,648)

Total Investments	$(40,648)	$211,448,803	—	$211,408,155

There were no significant transfers between Levels 1 and 2 during the year ended May 31, 2012.

*	Other financial instruments are futures contracts not reflected in the Schedules of Investments which are valued at the unrealized appreciation (depreciation) of the instrument.

32	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

1. Organization and Significant Accounting Policies (continued)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended May 31, 2012, was as follows:

California Municipal II:
	Beginning Balance 5/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 5/31/12
Investments in Securities – Assets
California Municipal Bonds & Notes	—	—	—	—	—	—	$941,850	—	$941,850

Total Investments	—	—	—	—	—	—	$941,850	—	$941,850

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

The net change in unrealized appreciation/depreciation of Level 3 investments which California Municipal II held at May 31, 2012, was $(41,291). Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at May 31, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as taxable overdistributions and/or return of capital.

(f) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)

The Funds invest in RIBs and RITEs (“Inverse Floaters”), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate

5.31.12	PIMCO Municipal Income Funds II Annual Report	33

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

1. Organization and Significant Accounting Policies (continued)

municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for Floating Rate Notes issued” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a Trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in Fixed Rate Bonds.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(g) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(h) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent fees. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(i) Interest Expense

Interest expense primarily relates to the Funds’ participation in Floating Rate Notes held by third parties in conjunction with Inverse Floater transactions.

34	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds' counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage causes the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds' investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions and over-the-counter derivatives entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations,

5.31.12	PIMCO Municipal Income Funds II Annual Report	35

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

2. Principal Risks (continued)

agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to movements in interest rates. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates, and possibly inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds' Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds' Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds' Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their

36	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

3. Financial Derivative Instruments (continued)

obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

At May 31, 2012 there were no open interest rate swap agreements held by the Funds.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Funds’ Statements of Assets and Liabilities at May 31, 2012:

Municipal II:
Location	Interest Rate Contracts
Liability derivatives:
Payable for variation margin on futures contracts*	$(62,500)

New York Municipal II:
Location	Interest Rate Contracts
Liability derivatives:
Payable for variation margin on futures contracts*	$(12,500)

*	Included in the net unrealized depreciation of $203,238 and $40,648 on futures contracts, for Municipal II and New York Municipal II, respectively, as reported in section 5(a) of the Notes to Financial Statements.

The effect of derivatives on the Statements of Operations for the year ended May 31, 2012:

Municipal II:
Location	Interest Rate Contracts
Net realized loss on:
Futures contracts	$(682,246)
Swaps	(18,499,216)

Total net realized loss	$(19,181,462)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(203,238)
Swaps	6,850,035

Total net change in unrealized appreciation/depreciation	$6,646,797

5.31.12	PIMCO Municipal Income Funds II Annual Report	37

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

3. Financial Derivative Instruments (continued)

California Municipal II:
Location	Interest Rate Contracts
Net realized gain (loss) on:
Futures contracts	$224,084
Swaps	(11,575,152)

Total net realized gain (loss)	$(11,351,068)

Net change in unrealized appreciation/depreciation of:
Swaps	$4,176,010

New York Municipal II:
Location	Interest Rate Contracts
Net realized loss on:
Futures contracts	$(139,728)
Swaps	(3,804,214)

Total net realized loss	$(3,943,942)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(40,648)
Swaps	1,153,882

Total net change in unrealized appreciation/depreciation	$1,113,234

The average volume of derivative activity (measured at each fiscal quarter-end) during the year ended May 31, 2012:

	Futures Contracts Short (1)	Interest Rate Swap Agreements (2)
Municipal II	(20)	$23,640
California Municipal II	—	15,980
New York Municipal II	(4)	4,860

(1)	Number of contracts
(2)	Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an ‘‘Agreement’’) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets inclusive of net assets attributable to any Preferred Shares that were outstanding. The Investment Manager has voluntarily agreed to waive a portion of its fee for each Fund at the annual rate of 0.05% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding, for the period from July 1, 2011 through June 30, 2012. For the year ended May 31, 2012, each Fund paid investment management fees at an annualized effective rate of 0.60% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

38	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

5. Investments in Securities

For the year ended May 31, 2012, purchases and sales of investments, other than short-term securities and U.S. government obligations, were as follows:

	Purchases	Sales
Municipal II	$277,223,281	$335,035,595
California Municipal II	114,295,595	136,932,913
New York Municipal II	35,900,722	41,602,114

(a) Futures contracts outstanding at May 31, 2012:

Municipal II:
	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short:	30-Year U.S. Treasury Bond Futures	(100)	$(14,972)	9/19/12	$(203,238)

New York Municipal II:
	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short:	30-Year U.S. Treasury Bond Futures	(20)	$(2,994)	9/19/12	$(40,648)

At May 31, 2012 Municipal II and New York Municipal II pledged $296,000 and $56,000, respectively, in cash as collateral for futures contracts.

(b) Floating Rate Notes:

The weighted average daily balance of Floating Rate Notes outstanding during the year ended May 31, 2012 for Municipal II, California Municipal II and New York Municipal II was $67,992,836, $44,418,877 and $13,851,894 at a weighted average interest rate, including fees, of 0.79%, 1.13% and 0.81%, respectively.

6. Income Tax Information

For the year ended May 31, 2012, the tax character of dividends paid by the Funds was:

	Ordinary Income Distributions	Tax Exempt Income	Return of Capital
Municipal II	$465,597	$47,581,111	—
California Municipal II	705,738	21,734,370	$1,522,981
New York Municipal II	51,714	8,759,444	—

For the year ended May 31, 2011, the tax character of dividends paid by the Funds was:

	Ordinary Income	Tax Exempt Income
Municipal II	$429,923	$48,021,982
California Municipal II	2,182,891	21,958,863
New York Municipal II	623,161	8,283,506

5.31.12	PIMCO Municipal Income Funds II Annual Report	39

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

6. Income Tax Information (continued)

At May 31, 2012, the components of distributable earnings was:

	Tax Exempt Income	Capital Loss Carryforwards(1)	Post-October Capital Loss(2)
			Short-Term	Long-Term
Municipal II	$20,835,879	$250,645,615	—	—
California Municipal II	—	208,408,327	—	—
New York Municipal II	2,232,908	49,401,699	$115,788	—

(1)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(2)	Capital losses realized during the period November 1, 2011 through May 31, 2012 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred in those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At May 31, 2012, the Funds had capital loss carryforward amounts as follows:

							No Expiration(3)
	2013	2014	2015	2016	2017	2018	Short-Term	Long-Term
Municipal II	$49,108,685	$4,473,237	$7,912,932	—	$7,955,461	$164,801,603	$16,393,697	—
California Municipal II	16,328,922	—	5,531,398	$4,849,597	18,401,113	157,995,404	5,301,893	—
New York Municipal II	5,755,677	—	51,848	1,171,157	2,961,908	34,379,048	4,277,271	$804,790

(3)	Carryforward amounts are subject to the provisions of the Act.

For the year ended May 31, 2012, the Funds had capital loss carryforwards which were utilized and/or expired as follows:

Expired
Municipal II	—
California Municipal II	$2,776,153
New York Municipal II	172,581

For the year ended May 31, 2012, permanent “book-tax” adjustments were as follows:

	Undistributed (Distributions in Excess of) Net Investments Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital In Excess of Par
Municipal II (a)	$(2,507)	$2,507	—
California Municipal II (b)	—	2,776,153	$(2,776,153)
New York Municipal II (a)(b)	(10,534)	183,115	(172,581)

These permanent “book-tax” differences were primarily attributable to:

(a)	Differing treatment of Inverse Floaters
(b)	Expiring Capital Loss Carryforwards

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

40	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

6. Income Tax Information (continued)

The cost basis of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2012 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal II	$972,449,002	$106,278,678	$10,684,546	$95,594,132
California Municipal II	372,797,023	54,571,513	696,067	53,875,446
New York Municipal II	179,401,438	19,195,032	1,273,235	17,921,797

Differences between book and tax cost basis were primarily attributable to Inverse Floater transactions.

7. Auction-Rate Preferred Shares

Municipal II has 2,936 shares of Preferred Shares Series A, 2,936 shares of Preferred Shares Series B, 2,936 shares of Preferred Shares Series C, 2,936 shares of Preferred Shares Series D and 2,936 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal II has 1,304 shares of Preferred Shares Series A, 1,304 shares of Preferred Shares Series B, 1,304 shares of Preferred Shares Series C, 1,304 shares of Preferred Shares Series D and 1,304 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal II has 1,580 shares of Preferred Shares Series A and 1,580 shares of Preferred Shares Series B outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of auction failure). Distributions of net realized capital gains, if any, are paid annually.

For the year ended May 31, 2012, the annualized dividend rates for each Fund ranged from:

	High	Low	At May 31, 2012
Municipal II:
Series A	0.381%	0.107%	0.320%
Series B	0.381%	0.107%	0.289%
Series C	0.396%	0.107%	0.289%
Series D	0.396%	0.107%	0.320%
Series E	0.396%	0.107%	0.320%

California Municipal II:
Series A	0.381%	0.107%	0.320%
Series B	0.381%	0.107%	0.289%
Series C	0.396%	0.110%	0.289%
Series D	0.396%	0.107%	0.320%
Series E	0.396%	0.107%	0.320%

New York Municipal II:
Series A	0.396%	0.107%	0.289%
Series B	0.396%	0.107%	0.320%

5.31.12	PIMCO Municipal Income Funds II Annual Report	41

PIMCO Municipal Income Funds II Notes to Financial Statements

May 31, 2012

7. Auction-Rate Preferred Shares (continued)

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference value plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and the ARPS holders have continued to receive dividends at the defined “maximum rate” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds' ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds' common shareholders could be adversely affected.

8. Subsequent Events

On June 1, 2012, the following dividends were declared to common shareholders payable July 2, 2012 to shareholders of record on June 11, 2012:

Municipal II	$0.065 per common share
California Municipal II	$0.0625 per common share
New York Municipal II	$0.06625 per common share

On July 2, 2012, the following dividends were declared to common shareholders payable August 1, 2012 to shareholders of record on July 12, 2012:

Municipal II	$0.065 per common share
California Municipal II	$0.0625 per common share
New York Municipal II	$0.06625 per common share

On July 12, 2012, Moody’s Investors Service downgraded its rating of each series of each of the Funds’ Preferred Shares from Aaa to Aa2.

There were no other events that require recognition or disclosure. In preparing these financial statements the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

42	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Fund II Financial Highlights

For a common share outstanding throughout each year:

	Year ended May 31,
	2012		2011	2010		2009		2008
Net asset value, beginning of year	$10.12		$10.77	$8.97		$13.86		$15.05

Investment Operations:
Net investment income	0.88		0.91	0.88		1.02		1.13
Net realized and change in unrealized gain (loss) on investments, futures contracts and swaps	1.70		(0.75)	1.73		(4.94)		(1.24)
Total from investment operations	2.58		0.16	2.61		(3.92)		(0.11)

Dividends on Preferred Shares from Net Investment Income	(0.01)		(0.03)	(0.03)		(0.19)		(0.30)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.57		0.13	2.58		(4.11)		(0.41)

Dividends to Common Shareholders from Net Investment Income	(0.78)		(0.78)	(0.78)		(0.78)		(0.78)
Net asset value, end of year	$11.91		$10.12	$10.77		$8.97		$13.86
Market price, end of year	$12.54		$10.45	$11.12		$9.56		$14.14
Total Investment Return (1)	28.70%		1.30%	25.49%		(26.46)%		(3.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$722,161		$610,800	$645,589		$534,046		$819,740
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.19	%(5)	1.37%	1.38	%(5)	1.73	%(5)	1.68	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.11	%(5)	1.24%	1.24	%(5)	1.35	%(5)	1.19	%(5)
Ratio of net investment income to average net assets (2)	8.04	%(5)	8.80%	8.77	%(5)	10.23	%(5)	7.90	%(5)
Preferred shares asset coverage per share	$74,192		$66,606	$68,974		$61,376		$65,570
Portfolio turnover rate	26%		21%	6%		42%		21%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(h) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its fees. The effect of such waivers relative to the average net assets of common shareholders was 0.07%, 0.004%, 0.10% and 0.17% for the years ended May 31, 2012, May 31, 2010, May 31, 2009 and May 31, 2008, respectively.

See accompanying Notes to Financial Statements	5.31.12	PIMCO Municipal Income Funds II Annual Report	43

PIMCO California Municipal Income Fund II Financial Highlights

For a common share outstanding throughout each year:

	Year ended May 31,
	2012		2011	2010		2009		2008
Net asset value, beginning of year	$7.38		$8.11	$7.48		$13.34		$14.89

Investment Operations:
Net investment income	0.71		0.74	0.76		0.85		1.06
Net realized and change in unrealized gain (loss) on investments, futures contracts and swaps	1.32		(0.70)	0.67		(5.69)		(1.49)
Total from investment operations	2.03		0.04	1.43		(4.84)		(0.43)

Dividends on Preferred Shares from Net Investment Income	(0.01)		(0.02)	(0.03)		(0.18)		(0.28)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.02		0.02	1.40		(5.02)		(0.71)

Dividends to Common Shareholders from:
Net Investment Income	(0.70)		(0.75)	(0.77)		(0.80)		(0.84)
Return of capital	(0.05)		–	–		(0.04)		–
Net asset value, end of year	$8.65		$7.38	$8.11		$7.48		$13.34
Market price, end of year	$10.15		$9.21	$9.33		$8.78		$14.25
Total Investment Return (1)	19.59%		7.53%	16.44%		(32.26)%		(5.17)%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$272,570		$231,486	$252,816		$231,415		$409,769
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.44	%(5)	1.55%	1.56	%(5)	3.15	%(5)	3.23	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.24	%(5)	1.37%	1.33	%(5)	1.43	%(5)	1.18	%(5)
Ratio of net investment income to average net assets (2)	8.99	%(5)	9.73%	9.78	%(5)	9.31	%(5)	7.65	%(5)
Preferred shares asset coverage per share	$66,804		$60,503	$63,773		$60,490		$64,390
Portfolio turnover rate	25%		15%	9%		62%		6%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and return of capital distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(h) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its fees. The effect of such waivers relative to the average net assets of common shareholders was 0.08%, 0.004%, 0.10% and 0.17% for the years ended May 31, 2012, May 31, 2010, May 31, 2009 and May 31, 2008, respectively.

44	PIMCO Municipal Income Funds II Annual Report	5.31.12	See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund II Financial Highlights

For a common share outstanding throughout each year:

	Year ended May 31,
	2012		2011	2010		2009		2008
Net asset value, beginning of year	$10.10		$10.90	$9.56		$13.67		$14.79

Investment Operations:
Net investment income	0.85		0.88	0.98		1.00		1.07
Net realized and change in unrealized gain (loss) on investments, futures contracts and swaps	1.24		(0.85)	1.19		(4.13)		(1.11)
Total from investment operations	2.09		0.03	2.17		(3.13)		(0.04)

Dividends on Preferred Shares from Net Investment Income	(0.02)		(0.03)	(0.03)		(0.19)		(0.29)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.07		0.00	2.14		(3.32)		(0.33)

Dividends to Common Shareholders from Net Investment Income	(0.80)		(0.80)	(0.80)		(0.79)		(0.79)
Net asset value, end of year	$11.37		$10.10	$10.90		$9.56		$13.67
Market price, end of year	$12.29		$10.92	$11.42		$10.26		$14.42
Total Investment Return (1)	20.97%		3.03%	19.92%		(22.95)%		(1.46)%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$123,667		$109,256	$117,161		$102,126		$145,100
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	1.45	%(5)	1.55%	1.53	%(5)	1.88	%(5)	2.07	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.36	%(5)	1.44%	1.43	%(5)	1.51	%(5)	1.25	%(5)
Ratio of net investment income to average net assets (2)	7.86	%(5)	8.46%	9.51	%(5)	9.63	%(5)	7.69	%(5)
Preferred shares asset coverage per share	$64,135		$59,574	$62,073		$57,316		$65,294
Portfolio turnover rate	18%		7%	5%		33%		9%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(h) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for Floating Rate Notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the years indicated above, the Investment Manager waived a portion of its fees. The effect of such waivers relative to the average net assets of common shareholders was 0.08%, 0.004%, 0.10% and 0.17% for the years ended May 31, 2012, May 31, 2010, May 31, 2009 and May 31, 2008, respectively.

See accompanying Notes to Financial Statements	5.31.12	PIMCO Municipal Income Funds II Annual Report	45

PIMCO Municipal Income Funds II

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:

PIMCO Municipal Income Fund II,

PIMCO California Municipal Income Fund II and

PIMCO New York Municipal Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II (collectively hereafter referred to as the “Funds”) at May 31, 2012, the results of their operations for the year then ended, the changes in their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

July 24, 2012

46	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees (unaudited)

Tax Information:

For the year ended May 31, 2012, the Funds designate the following percentages of the ordinary income dividends (or such greater percentages that constitute the maximum amount allowable pursuant to code sections 103(a) and 852(b)(5), as exempt-interest dividends which are exempt from federal income tax other than the alternative minimum tax.

Municipal Income II	99.03%
California Municipal Income II	96.85%
New York Municipal Income II	99.41%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar 2012. The amount that will be reported will be the amount to use on your 2012 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended May 31, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds. In January 2013, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Funds held their annual meeting of shareholders on December 19, 2011. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Municipal II
Election of Bradford K. Gallagher — Class III to serve until 2014	54,418,572	2,224,053
Election of Deborah A. DeCotis — Class II to serve until 2013	54,448,340	2,194,285
Re-election of John C. Maney† — Class III to serve until 2014	54,764,443	1,878,182

California Municipal II
Election of Bradford K. Gallagher — Class III to serve until 2014	27,033,508	1,219,391
Election of Deborah A. DeCotis — Class II to serve until 2013	26,811,076	1,441,823
Re-election of John C. Maney† — Class III to serve until 2014	26,981,482	1,271,417

New York Municipal II
Election of Bradford K. Gallagher — Class III to serve until 2014	9,349,975	331,722
Election of Deborah A. DeCotis — Class II to serve until 2013	9,395,268	286,429
Re-election of John C. Maney† — Class III to serve until 2014	9,363,705	317,992

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, James A. Jacobson*, Hans W. Kertess*, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Funds.

*	Preferred Shares Trustee
†	Interested Trustee

Changes to Board of Trustees:

Paul Belica retired from the Funds’ Board of Trustees on December 31, 2011.

5.31.12	PIMCO Municipal Income Funds II Annual Report	47

PIMCO Municipal Income Funds II

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds' shareholder servicing agent at (800) 254-5197; (ii) on the Funds' website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

48	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II

Dividend Reinvestment Plan (unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the applicable Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.bnymellon.com/shareowner/equityaccess, by calling (800) 254-5197, by writing to the Plan Agent, BNY Mellon Investment Servicing (US) Inc., at P.O. Box 358035, Pittsburgh, PA 15252-8035, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least ten (10) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares is purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares is listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees If your common shares is held through a broker, bank or other nominee (together, a “nominee”) and is not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the

5.31.12	PIMCO Municipal Income Funds II Annual Report	49

PIMCO Municipal Income Funds II

Dividend Reinvestment Plan (unaudited) (continued)

Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone number: (800) 254-5197; web site: www.bnymellon.com/shareowner/equityaccess.

50	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with the Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007

Trustee since: 2002

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Date of Birth: 11/13/52

Trustee since: 2011

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher

Date of Birth: 2/28/44

Trustee since: 2010

Term of office: Expected to stand for re-election at 2014 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of

Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Date of Birth: 2/3/45

Trustee since: 2009

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

5.31.12	PIMCO Municipal Income Funds II Annual Report	51

PIMCO Municipal Income Funds II Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with the Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Trustee	Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Date of Birth: 1/11/45

Trustee since: 2006

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Date of Birth: 3/13/53

Trustee since: 2010

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Date of Birth: 8/3/59

Trustee since: 2006

Term of office: Expected to stand for re-election at 2014 annual meeting of shareholders.

Trustee/Director of 78 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

52	PIMCO Municipal Income Funds II Annual Report	5.31.12

PIMCO Municipal Income Funds II Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with the Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 48 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 78 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex.

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance, Allianz Global Investors U.S. LLC; Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. LLC; Assistant Secretary of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

5.31.12	PIMCO Municipal Income Funds II Annual Report	53

Trustees	Fund Officers
Hans W. Kertess Chairman of the Board of Trustees Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

Lafayette Corporate Center, 5th Floor

2 Avenue De Lafayette

Boston, MA 02111

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ611AR_053112

AGI-2012-05-31-3963

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2 (a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,276 in 2011 and $57,338 in 2012.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $15,700 in 2011 and $12,043 in 2012. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $10,150 in 2011 and $10,800 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Municipal Income Fund II (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $5,077,810 and the 2012 Reporting Period was $7,174,811.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO MUNICIPAL INCOME FUND II

PIMCO CALIFORNIA MUNICIPAL INCOME FUNDII

PIMCO NEW YORK MUNICIPAL INCOME FUND II

(each a “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trusts’ current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of the Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting polices of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.

Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

For all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of August 3, 2012, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund II (PML), PIMCO California Municipal Income Fund II (PCK) and PIMCO New York Municipal Income Fund II (PNI) (each a “Fund” and collectively, the “Funds”):

Joe Deane

Mr. Deane has been the portfolio manager for the Funds since July 21, 2011. Mr. Deane, an Executive Vice President at Pacific Investment Management Company LLC (“PIMCO”), joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he was Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005. He has 41 years of investment experience and holds a bachelor’s degree from Iona College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of May 31, 2012, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joe Deane	PML	19	5,482.93	0	0	11	1,197.01
	PCK	19	6,137.10	0	0	11	1,197.01
	PNI	19	6,370.17	0	0	11	1,197.01

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of May 31, 2012, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-

contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary—Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus—Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation—Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Asset Management, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Asset Management’s profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of May 31, 2012.

PIMCO Municipal Income Fund II PIMCO California Municipal Income Fund II PIMCO New York Municipal Income Fund II
Portfolio Manager	Dollar Range of Equity Securities in each Fund
Joe Deane	None

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH—Code of Ethics

(a) (2) Exhibit 99.302 Cert.—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 Cert.—Certification pursuant to section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Municipal Income Fund II

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: August 3, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: August 3, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: August 3, 2012